                                                                    EXHIBIT 99.5



                   SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

In re: MR Technologies, Inc                           Case No.: 01-11497

                                                 Reporting Period: April, 2002

                                               CURRENT           CUMULATIVE
                                               -------           ----------
Cash - Beginning of the Month

Receipts                             Operating
Receipts                                     $662,986.45       $2,134,285.96

Total Receipts                               $662,986.45       $2,134,285.96

Disbursements
Trade Payables                               $ 85,946.73       $  797,909.32
Total Disbursements                          $ 85,946.73       $  797,909.32

Net Cash Flow                                $577,039.72       $1,336,376.64



* Above information includes receipts and disbursements for MR Technologies, Inc. Disbursements related to MR Technologies, Inc. for the month and cumulative are $85,946.73 and $797,909.32 respectively. These amounts are paid by Lason Systems, Inc. on MR Technologies, Inc behalf.

Debtor:  MR Technologies, Inc.               Case #:                   01-11497
                                             Reporting Period:      April, 2002


                             STATEMENT OF OPERATIONS
                               (Income Statement)

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

                                                                                                CUMULATIVE FILING TO
REVENUES                                                                          MONTH                 DATE
--------                                                                          -----         --------------------
Gross Revenues                                                                   231,701           1,260,202
Non-Debtor Net Intercompany                                                       -2,779              -7,243
Less:  Returns and Allowances                                                     -7,862             -39,685
Net Revenue                                                                      221,060           1,213,274
COST OF GOODS SOLD
Beginning Inventory                                                              224,809             468,396
Add:  Purchases                                                                   22,101             220,973
Add:  Cost of Labor                                                               28,828             288,892
Add:  Other Direct Costs (attach schedule)                                       105,852             379,731
Less:  Ending Inventory                                                          164,118             164,118
Cost of Goods Sold                                                               217,472           1,193,874
Gross Profits                                                                      3,588              19,400
OPERATING EXPENSES
Advertising
Auto and Truck Expense
Bad Debts
Contributions
Employee Benefits Programs                                                         2,234               5,400
Insider Compensation*
Insurance
Management Fees/Bonuses
Office Expense                                                                     1,215              12,075
Pension & Profit Sharing Plans                                                       426                 946
Repairs and Maintenance                                                              495               3,741
Rent and Lease Expense                                                               950               5,324
Salaries/Commissions/Fees                                                         38,692             137,585
Supplies                                                                             155               4,164
Taxes - Payroll                                                                    2,879               6,378
Taxes - Real Estate
Taxes - Other                                                                         28               6,836
Travel and Business Expenses                                                       1,413               4,014
Utilities
Other (attach schedule)                                                               22                 164
Total Operating Expenses Before Depreciation                                      48,512             186,627
Depreciation/Depletion/Amortization
NET PROFIT (LOSS) BEFORE OTHER INCOME & EXPENSES                                 -44,924            -167,227
OTHER INCOME AND EXPENSES
Other income (attach schedule)
Interest Expense
Other Expense (attach schedule)                                                      300                 544
NET PROFIT (LOSS) BEFORE REORGANIZATION ITEMS                                    -45,224            -167,771
REORGANIZATION ITEMS
Professional Fees
U.S. Trustee Quarterly Fees
Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet)
Gain (Loss) from Sale of Equipment
Other Reorganization Expenses (attach schedule)
Total Reorganization Expenses                                                          0                   0
Income Taxes
NET PROFIT (LOSS)                                                                -45,224            -167,771

Debtor:  MR Technologies, Inc.             Case #: 01-11497
                                           Reporting Period:   April, 2002

                  STATEMENT OF OPERATIONS - CONTINUATION SHEET

                                                       CUMULATIVE FILING
BREAKDOWN OF "OTHER" CATEGORY        CURRENT MONTH          TO DATE
-----------------------------        -------------     -----------------

OTHER DIRECT COSTS
Outside Services                             19,353               47,265
Pass Through Postage Exp                     -4,017             -137,002
Lease & Maint. Expense                       58,084              304,451
Building Expenses                            16,070               85,463
Office Telephones                             4,374               15,911
Other Expenses                                4,050               23,597
Direct Depreciation                           7,937               40,047
  TOTAL OTHER DIRECT COSTS                  105,851              379,732
OTHER OPERATIONAL EXPENSES
Professional Services                            22                  164


OTHER INCOME


OTHER EXPENSES
9300 Bank Charges                               300                  544

   TOTAL OTHER EXPENSES                         300                  544
OTHER REORGANIZATION EXPENSES


 REORGANIZATION ITEMS - INTEREST EARNED ON ACCUMULATED CASH FROM CHAPTER 11:
Interest earned on cash accumulated during the chapter 11 case, which would not have been earned but for the bankruptcy proceeding, should be reported as a reorganization item.

In re: MR Technologies, Inc.                                  Case No.: 01-11497
                                                   Reporting Period: April, 2002


                                 BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligation.

                                                                                  BOOK VALUE AT END OF      BOOK VALUE ON PETITION
                                     ASSETS                                     CURRENT REPORTING MONTH              DATE
                                                                                -----------------------     ----------------------
CURRENT ASSETS
Unrestricted Cash and Equivalents                                                              (139,828)                   (109,538)
Restricted Cash and Cash Equivalents (see continuation sheet)
Accounts Receivable (Net)                                                                       778,132                   1,439,368
Notes Receivable
Inventories                                                                                     164,118                     468,396
Prepaid Expenses                                                                                341,041                     347,622
Professional Retainers
Other Current Assets (attach schedule)
TOTAL CURRENT ASSETS                                                                          1,143,463                   2,145,848
PROPERTY AND EQUIPMENT
Real Property and Improvements                                                                  815,000                     815,000
Machinery and Equipment                                                                         220,213                     455,548
Furniture, Fixtures and Office Equipment                                                         33,684                      99,676
Leasehold Improvements                                                                           41,242                      36,101
Vehicles                                                                                          4,077                           -
Less Accumulated Depreciation                                                                   201,059                     395,614
TOTAL PROPERTY & EQUIPMENT                                                                      913,157                   1,010,711
OTHER ASSETS
Loans to Insiders*
Other Assets (attach schedule)                                                               27,753,103                  26,703,208
TOTAL OTHER ASSETS                                                                           27,753,103                  26,703,208

TOTAL ASSETS                                                                                 29,809,724                  29,859,767



                                                                                  BOOK VALUE AT END OF      BOOK VALUE ON PETITION
                          LIABILITIES AND OWNER EQUITY                          CURRENT REPORTING MONTH              DATE
                                                                                -----------------------     ----------------------
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
Accounts Payable                                                                                 49,686                           -
Taxes Payable (refer to FORM MOR-4)                                                               6,475                           -
Wages Payable                                                                                    18,919                      75,925
Notes Payable                                                                                   (14,901)
Rent / Leases - Building/Equipment                                                               50,395
Secured Debt / Adequate Protection Payments
Professional Fees
Amounts Due to Insiders*
Other Postpetition Liabilities (attach schedule)                                                167,049                     230,230
TOTAL POSTPETITION LIABILITIES                                                                  292,524                     291,254
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
Secured Debt
Priority Debt
Unsecured Debt                                                                                  682,362                     565,904
TOTAL PRE-PETITION LIABILITIES                                                                  682,362                     565,904
TOTAL LIABILITIES                                                                               974,886                     857,158
OWNER EQUITY
Capital Stock                                                                                         -                           -
Additional Paid-In Capital                                                                   32,507,420                  32,507,420
Partners' Capital Account
Owner's Equity Account
Retained Earnings - Pre-Petition                                                             (3,504,811)                 (3,504,811)
Retained Earnings - Postpetition                                                               (167,771)
Adjustments to Owner Equity (attach schedule)
Postpetition Contributions (Distributions) (Draws) (attach schedule)
NET OWNER EQUITY                                                                             28,834,838                  29,002,609
TOTAL LIABILITIES AND OWNERS' EQUITY                                                         29,809,724                  29,859,767
                                                                                                     (0)                         (0)

In re:  MR Technologies, Inc.                           Case No.: 01-11497
                                           Reporting Period:   April, 2002


                       BALANCE SHEET - CONTINUATION SHEET

                                                                                  BOOK VALUE AT END OF      BOOK VALUE ON PETITION
                                     ASSETS                                     CURRENT REPORTING MONTH              DATE
                                                                                -----------------------     ----------------------
Other Current Assets




Other Assets

AR Miscellaneous                                                                                    141                      13,425
AR Receivable Postage                                                                                 -                    (122,667)
Advances to employees                                                                             3,672
Due to/from subsidiary                                                                       27,581,749                  26,672,420
Intercompany transfers/transactions                                                                (524)                     10,489
Other Assets - net                                                                              171,737                     125,869






                                                                                             27,753,103                  26,703,208


                                                                                  BOOK VALUE AT END OF      BOOK VALUE ON PETITION
                          LIABILITIES AND OWNER EQUITY                          CURRENT REPORTING MONTH              DATE
                                                                                -----------------------     ----------------------
Other Postpetition Liabilities

Postage Deposit                                                                              75,228                           -
Accrued expenses                                                                             91,821                      43,874
Deferred acquisition payable                                                                186,356

                                                                                            167,049                     230,230
Adjustments to Owner Equity





Post petition Contributions (Distributions) (Draws)





Restricted Cash: cash that is restricted for a specific use and not available to fund operations. Typically, restricted cash is segregated into separate account, such as an escrow account.